Exhibit A of Exhibit 10.19, Cobra Prospect Agreement

                               EXHIBIT "A"

(Attached to and made a part of that certain Letter Agreement dated January 6, 1999 by and between Cheniere Energy, Inc., and Beta Oil & Gas, Inc.)

                             COBRA PROSPECT
                          WEST CAMERON BLOCK 49
                             CAMERON PARISH

                             LIST OF LEASES:


                                                         Acreage                    Cameron Ph. Recordation
        Lessor                       Lessee              (Gross)   Expiration Date     File #        COB
-------------------------   ---------------------------  -------   ---------------  ----------- -----------
Matilda Gray Stream, et al  Zydeco Exploration, Inc.     1177.00       4/22/01         255224        877

North American Land, Inc.              "                  417.00       4/27/98         255139        876


THERE ARE NO OVERRIDING ROYALTIES ON THE ABOVE LEASES.

Exhibit A
Cobra Prospect
Page 2

                           EXHIBIT "A" CONTINUED

                INTERESTS AND ADDRESSES OF PARTIES OWNING
                       AN INTEREST IN THIS PROSPECT


Beta Oil and Gas, Inc.                     15%*
901 Dove Street, Suite 230
Newport Beach, CA 92660

Cheniere Energy, Inc. or Assigns           35%*
1200 Smith Street, Suite 1740
Houston, TX 77002

Zydeco Exploration, Inc. or Assigns        50%
1200 Smith, Suite 1710
Houston, TX 77002


*Cost shares in Test Well prior to reaching completion point in the Test Well are as follows:


Beta Oil and Gas, Inc.                     20%

Cheniere Energy, Inc. or Assigns           30%

Zydeco Exploration, Inc. or Assigns        50%


Exhibit A
Cobra Prospect
Page 3

                                 COBRA PROSPECT
                       Section 14, 15, 22 & 23 T15S - R14W

                     [Map outlining the Cobra Prospect Area]

Exhibit A
Cobra Prospect
Page 4

                                EXHIBIT A CONTINUED
                                COBRA     TEST WELL

     The Test Well will be drilled from a land location to a depth of approximately 12,500 feet. The surface and bottom hole locations for this vertical test fall in Section 23, T-15-S, R-14-W, Cameron Parish, Louisiana, at X = 1,245,162 and Y = 401,306 (NAD 27); also located approximately 150 feet south and 1,000 feet east of the northwest corner of Section 23. Contract depth for this well is defined for all purposes of the Letter Agreement to which this Exhibit "A" is attached as the lesser of (1) the true vertical depth of 12,500 feet below the rotary kelly bushing, or (2) to the stratigraphic equivalent of the depth of 12,500 feet as seen in the Auster Oil & Gas and the J.P. Owen, et al. Matilda Gray Stream, SL 5556 No. 1 Well, which is located in Section 22-15S-14 West, Cameron Parish, Louisiana.

                             EXHIBIT A  COBRA PROSPECT
-------------------------------------------------------------------------------
                              ZYDECO EXPLORATION, INC.
-------------------------------------------------------------------------------
                             AUTHORITY FOR EXPENDITURE
-------------------------------------------------------------------------------


PROSPECT/FIELD NAME             Zydeco Exploration
LEASE/WELL NO.                  Stream #1
PROPERTY NO.
PROPOSED LOCATION               Section 23 Township 15S, Range 14W       7/1/98
COUNTY/STATE                    Cameron Parish     LA
-------------------------------------------------------------------------------


AFE TYPE (CHECK ONE)                     X                 EXPLORATION DRILLING
                                                           DEVELOPMENT DRILLING
                                                           RECOMPLETION
-------------------------------------------------------------------------------
DESCRIPTION OF WORK TO BE PERFORMED  12,500' STRAIGHT HOLE
-------------------------------------------------------------------------------


          INTANGIBLES                  DAYRATE              DAYS      DRILLING   COMPLETION   TOTAL COST
---------------------------------------------------------------------------------------------------------
DAYWORK                                 8000             30       14     240,000     49,000       289,000
DIRECTIONAL SERVICES & SURVEYS          3500              2                7,000          0         7,000
MOBILIZATION/DEMOBILIZATION                                              100,000          0       100,000
DRILLING MOTOR                           250                                   0          0             0
INSURANCE                                                                 35,000          0        35,000
CONTRACT LABOR                           200             30       14       6,000      2,800         8,800
COMPANY SUPERVISION - ONSITE             850             30       14      19,500      9,100        28,600
QUARTERING AND CATERING                  200             30                8,000          0         8,000
POWER, FUEL, WATER & LUBE               1000             30       14      30,000     14,000        44,000
RIG SUPPLIES & SERVICES                  100             30       14       3,000      1,400         4,400
CEMENTING COSTS                                                           28,000     30,000        58,000
BITS, SCRAPER & REAMERS                                                   65,000      5,000        70,000
MUD & CHEMICALS                                                          195,000     25,000       220,000
TESTING, CORING & WIRELINE                                                           10,000        10,000
MUD LOGGING                              650             30               19,500          0        19,500
OPEN HOLE LOGGING                                                         55,000          0        55,000
MWD                                                                            0          0             0
CASING CREW & TOOLS                                                       12,000     16,000        28,000
RENTAL EQUIPMENT                        1200             30               38,000          0        38,000
CASED HOLE LOGGING                                                             0     20,000        20,000
PERFORATING                                                                    0     18,000        18,000
ACIDIZING, FRACTURING & PUMPING                                                0          0             0
SUPPLIES & SMALL TOOLS                   100             24       14       2,400      1,400         3,800
TRUCKING & HAULING                       600             30       10      18,000      6,000        24,000
TRANSPORTATION - MARINE                                                        0          0             0
CLOSED LOOP                             2600             28               70,000          0        70,000
DISPOSAL                                                                  35,000      5,000        40,000
COMMUNICATIONS                           500             30       10      15,000      5,000        20,000
LOCATION, SURVEYS, ROADS & DAMAGES                                       350,000    350,000       700,000
ENVIRONMENT, REGULATORY & SAFETY                                           5,000      1,000         6,000
MISCELLANEOUS (CONTINGENCIES)            15%                              92,685     65,360       158,045
OVERHEAD                                1000             30               30,000          0        30,000
CONTINGENCY                                                                               0             0
TITLE & CURATIVE                                                          25,000                   25,000
---------------------------------------------------------------------------------------------------------
TOTAL INTANGIBLES                                                     $1,498,085   $632,060    $2,130,145
---------------------------------------------------------------------------------------------------------


           TANGIBLES                   DESCRIPTION         DEPTH
---------------------------------------------------------------------------------------------------------
DRIVE PIPE                             16" x 1/2" well   22      150       3,300                    3,300
CONDUCTOR CASING                                                               0                        0
SURFACE CASING                             10 3/4        13.0   3500      45,500                   45,500
INTERMEDIATE CASING & DRILLING LINER        7 5/8"       17     9500     161,500                  161,500
PRODUCTION Liner                            5 1/2"       15     3500                 52,500        52,500
TUBING                                      2 7/8"        4.5  12500           0     56,250        56,250
WELLHEAD EQUIPMENT                                                        20,000     35,000        55,000
FLOAT SHOE AND CENTRALIZERS                                                5,000     10,000        15,000
UMBILICALS & OTHER SUBSEA EQUIPMENT                                            0                        0
PRODUCTION EQUIPMENT                                                           0     25,000        25,000
HOOKUP                                                                         0     15,000        15,000
PIPELINE                                                                       0     50,000        50,000
MISCELLANEOUS EQUIP. (CONTINGENCIES)                                       5,000                    5,000
--------------------------------------------------------------------------------------------------------
TOTAL TANGIBLES                                                       $  240,300   $243,750    $  484,050
--------------------------------------------------------------------------------------------------------
TOTAL COSTS                                                           $1,738,385   $875,810    $2,614,195
--------------------------------------------------------------------------------------------------------
         Zydeco Exploration 50% Share of costs                        $  869,193   $437,905    $1,307,098
--------------------------------------------------------------------------------------------------------

Accepted this 6th day of July, 1998
       By: /s/ [ILLEGIBLE]                     Title:  President
          -------------------------------         ------------------------

---------------------------------------------------------------------------------------------------------
         Cheniere Energy 50% share of costs                           $  869,193   $437,905    $1,307,098
---------------------------------------------------------------------------------------------------------

Accepted this 27 day of July, 1998
       By: /s/Walter L. Williams               Title:  President
          -------------------------------         ------------------------

---------------------------------------------------------------------------------------------------------

Cover Page of Exhibit C of Exhibit 10.19, Cobra Prospect Agreement

EXHIBIT "C"

(Attached to and made a part of that certain Letter Agreement dated January 6, 1999, by and between Cheniere Energy, Inc. and Beta Oil & Gas, Inc.)

                               OPERATING AGREEMENT

                                 COBRA PROSPECT

                                      DATED


                                  July 6, 1998

         OPERATOR Zydeco Exploration, Inc.

         CONTRACT AREA     Township 15 South, Range 14 West
         Section 15: S/2SE/4, NE/4SE/4, SE/4SW/4, SE/4NE, NW/4SE/4 AND NE/4NE/4
         Section 14: S/W, SW/4NW/F, E/2NW/4 AND N2/4NW/4
         Section 22: All;     Section 23: All

COUNTY OR PARISH OF Cameron STATE OF Louisiana

       Exhibit A-1 of Exhibit C of Exhibit 10.19, Cobra Prospect Agreement

                                  EXHIBIT "A-1"
                                 COBRA PROSPECT
                       Section 14, 15, 22 & 23 T15S - R14W

                     [Map outlining the Cobra Prospect Area]